UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (date of earliest event reported): October 19, 2018

                          SecureTech Innovations, Inc.

 (Exact name of registrant as specified in its charter)

Wyoming	000-55927	82-0972782
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

           2355 Highway 36 West, Suite 400, Roseville, MN  55113

 (Address of principal executive offices and zip code)

                                    (651) 317-8990

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule I4a-12 under the Exchange Act (17CFR240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively, “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, our management as well as estimates and assumptions made by our management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions identify forward looking statements as they relate to our business or our management. Such statements reflect management’s current view of our business with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of our Annual Report filed on Form 10-K entitled “Risk Factors”) relating to our industry, operations and results of operations, and other relevant aspects of our business. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although we believe the expectations reflected in the forward looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements contained within this Form 8-K and elsewhere.

Item 1.01	Entry into a Material Deﬁnitive Agreement

On October 19, 2018, SecureTech Innovations, Inc. (“SecureTech”) entered into a Mutual Termination and Release of Liability Agreement (“Agreement”) with Taurus Financial Partners, LLC (“Taurus”).  Pursuant to this Agreement Taurus is returning its holdings of 7,500,000 shares of SecureTech’s common stock for cancellation and is releasing SecureTech of any and all liability relating to performance of their original Consulting Agreement dated March 2, 2017.  Taurus is retaining previously paid cash compensation aggregating US$96,000.00.

On October 19, 2018, SecureTech entered into a Mutual Termination and Release of Liability Agreement (“Agreement”) with Atlas Management, Ltd. (“Atlas”).  Pursuant to this Agreement Atlas is returning its holdings of 10,000,000 shares of SecureTech’s common stock for cancellation and is releasing SecureTech of any and all liability relating to performance of their original Consulting Agreement dated March 2, 2017 (“Original Agreement”).  SecureTech is making a one-time cash payment of $4,000.00 to Atlas as compensation for actual services rendered during the term of the Original Agreement.

As of October 19, 2018, SecureTech has effectively terminated all relationships with Taurus and Atlas, including without limitation all of their respective officers, directors, and employees.

Item 3.02	Unregistered Sales of Equity Securities

On October 19, 2018, SecureTech’s Board of Directors voted to cancel the aggregate 17,500,000 shares of SecureTech common stock returned by Taurus and Atlas.

As of October 22, 2018, SecureTech had 172,503,000 shares of its common stock issued and outstanding.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 22, 2018	By:	SECURETECH INNOVATIONS, INC. /s/ Kao Lee
Kao Lee President and Chief Executive Officer